UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2003

AHL Services, Inc.

(Exact name of registrant as specified in its charter)

Georgia	000-22195	58-2277249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilson Boulevard

Suite 910

Arlington, Virginia 22209

(Address, including zip code, of principal executive office)

(703) 528-9688

(Registrant’s telephone number, including area code)

Item 5. Other Events

On August 19, 2003, AHL Services, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 to this report and is incorporated herein by reference. On August 21, 2003, AHL Services, Inc. issued a press release announcing the completion of the Company’s going-private merger with Huevos Holdings, Inc., a copy of which is attached hereto as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press release of AHL Services, Inc., dated August 19, 2003.
99.2 Press release of AHL Services, Inc., dated August 21, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AHL SERVICES, INC. (Registrant)

By:	/s/ A. Clayton Perfall
A. Clayton Perfall Chief Executive Officer

Date: August 21, 2003

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INDEX TO EXHIBITS

No.	Exhibit

99.1	Press release of AHL Services, Inc., dated August 19, 2003
99.2	Press release of AHL Services, Inc., dated August 21, 2003

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